UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2007
Unica Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51461	04-3174345
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
Reservoir Place North
170 Tracer Lane
Waltham, Massachusetts 02451-1379
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (781) 839-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger, dated July 9, 2007
EX-99.1 Press release issued by Unica Corp. on July 9, 2007
EX-99.2 Press release issued by Unica Corp. on July 13, 2007

Item 1.01. Entry into a Material Definitive Agreement
          On July 9, 2007, Unica Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MRB Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Subsidiary”), and MarketingCentral, L.L.C., a Georgia limited liability company (the “Target”).
          The Merger Agreement provides that, upon the terms and conditions set forth in the Merger Agreement, the Target will merge with and into the Merger Subsidiary (the “Merger”), with the Merger Subsidiary continuing after the Merger as the surviving corporation and a wholly owned subsidiary of the Company. The Merger Agreement provides that, at the effective time of the Merger, each limited liability company interest of the Target will be converted into the right to receive a portion of the merger consideration. The merger consideration consists of cash in an amount equal to $12,450,000 (the “Merger Consideration”). In addition, the Merger Agreement provides for a $50,000 restrictive covenant fee (the “Restrictive Covenant Fee”) to be paid by the Company to the former members (the “Members”) of the Target.
          Pursuant to the Merger Agreement, at the closing of the Merger (the “Closing”), an escrow fund in the amount of $1,250,000 (the “Escrow Fund”) will be deposited into an escrow account to secure certain indemnification obligations of the Members. The indemnification obligations of the Members under the Merger Agreement are limited to the escrow fund. Within two business days after the first anniversary of the Closing, the balance of the Escrow Fund in excess of any amounts held for unresolved claims will be distributed to the Members.
          A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary description of the terms of the transaction is qualified in its entirety by reference to the Merger Agreement.
     The Company issued a press release announcing the Merger on July 9, 2007, which is attached as Exhibit 99.1 to this report.
Item 2.01. Completion of Acquisition or Disposition of Assets
          On July 12, 2007, pursuant to the terms of the Merger Agreement, the Company completed the acquisition of the Target. Upon the Closing of the Merger, the Merger Subsidiary continued as the surviving corporation and a wholly owned subsidiary of the Company, and each limited liability company interest of the Target was converted into the right to receive a portion of the Merger Consideration and Restrictive Covenant Fee.
          This description of the Merger is not a complete statement of the parties’ rights or obligations under the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The information set forth in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.
          The Company issued a press release announcing the Closing of the Merger on July 13, 2007, which is attached as Exhibit 99.2 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 2.1 is filed with this Current Report. The following Exhibits 99.1 and 99.2 shall be deemed to be furnished and not filed:

EXHIBIT
NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of July 9, 2007, by and among Unica Corporation, MRB Acquisition Corp. and MarketingCentral L.L.C.

99.1	Press release issued by Unica Corporation on July 9, 2007

99.2	Press release issued by Unica Corporation on July 13, 2007

*	Certain schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICA CORPORATION
July 13, 2007	By:	/s/ RALPH A. GOLDWASSER
Ralph A. Goldwasser
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of July 9, 2007, by and among Unica Corporation, MRB Acquisition Corp. and MarketingCentral L.L.C.

99.1	Press release issued by Unica Corporation on July 9, 2007

99.2	Press release issued by Unica Corporation on July 13, 2007

*	Certain schedules and exhibits to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.